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Exhibit 99.1

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Income from Continuing Operations:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Segment Detail
Global Consumer:
Cards
Global Cards	6
North America Cards	7
International Cards	8
Consumer Finance
Global Consumer Finance	9
North America Consumer Finance	10
International Consumer Finance	11
Retail Banking
Global Retail Banking	12
North America Retail Banking	13
International Retail Banking	14
Global Corporate and Investment Bank:
Income Statement	15
Capital Markets and Banking	16
Transaction Services	17
Private Client Services	18
Global Investment Management:
Life Insurance and Annuities	19
Private Bank	20
Asset Management	21
Proprietary Investment Activities	22
Citigroup Supplemental Detail
Consolidated Statement of Income	23
Consolidated Balance Sheet	24
Return on Capital	25

CITIGROUP—FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

Citigroup, the preeminent global financial services company which has 200 million customer accounts and does business in more than 100 countries, provides consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Income from Continuing Operations	$3,484	$3,829	$3,706	$2,429	$4,103	$4,299	$4,691	$4,760	96%	$13,229	$13,448	$17,853	33%
Discontinued Operations, After-tax	1,406	255	214	—	—	—	—	—		1,055	1,875	—
Cumulative Effect of Accounting Change	(47)	—	—	—	—	—	—	—		(158)	(47)	—

Net Income	$4,843	$4,084	$3,920	$2,429	$4,103	$4,299	$4,691	$4,760	96%	$14,126	$15,276	$17,853	17%

Basic Earnings Per Share:
Income from Continuing Operations	$0.68	$0.75	$0.73	$0.48	$0.80	$0.84	$0.92	$0.93	94%	$2.61	$2.63	$3.49	33%

Net Income	$0.94	$0.80	$0.77	$0.48	$0.80	$0.84	$0.92	$0.93	94%	$2.79	$2.99	$3.49	17%

Weighted average common shares applicable to Basic EPS	5,110.5	5,096.7	5,036.6	5,068.0	5,094.9	5,085.5	5,096.8	5,096.1		5,031.7	5,078.0	5,093.3

Preferred Dividends—Basic	$21	$21	$21	$20	$20	$17	$17	$17		$110	$83	$71

Diluted Earnings Per Share:
Income from Continuing Operations	$0.66	$0.73	$0.72	$0.47	$0.79	$0.83	$0.90	$0.91	94%	$2.55	$2.59	$3.42	32%

Net Income	$0.93	$0.78	$0.76	$0.47	$0.79	$0.83	$0.90	$0.91	94%	$2.72	$2.94	$3.42	16%

Adjusted weighted average common shares applicable to Diluted EPS	5,209.8	5,185.8	5,110.5	5,158.6	5,168.7	5,184.0	5,206.5	5,215.2		5,147.0	5,166.2	5,193.6

Preferred Dividends—Diluted	$21	$21	$21	$20	$20	$17	$17	$17		$110	$83	$71

Common Shares Outstanding, at period end	5,165.4	5,118.1	5,062.0	5,140.7	5,148.0	5,150.8	5,158.7	5,156.9		5,148.7	5,140.7	5,156.9

Tier 1 Capital Ratio	9.13%	9.20%	9.20%	8.47%	8.67%	9.02%	9.49%	8.91%		8.42%	8.47%	8.91%

Total Capital Ratio	11.59%	11.75%	12.02%	11.25%	11.57%	11.94%	12.59%	12.04%		10.92%	11.25%	12.04%

Leverage Ratio	5.89%	5.93%	5.58%	5.67%	5.46%	5.61%	5.81%	5.56%		5.64%	5.67%	5.56%

Total Assets, at period end (in billions)	$1,058.1	$1,083.7	$1,032.0	$1,097.6	$1,137.4	$1,187.4	$1,209.3	$1,264.0		$1,051.9	$1,097.6	$1,264.0

Stockholders' Equity, at period end (in billions)	$83.6	$85.7	$80.8	$86.7	$87.3	$93.3	$95.3	$98.0		$81.2	$86.7	$98.0

Equity and Trust Securities, at period end (in billions)	$90.3	$92.5	$86.9	$92.9	$94.0	$100.0	$102.1	$104.1		$88.4	$92.9	$104.1

Book Value Per Share, at period end	$15.92	$16.47	$15.68	$16.60	$16.75	$17.90	$18.25	$18.79		$15.48	$16.60	$18.79

Return on Common Equity (Net Income)	24.0%	19.5%	19.1%	11.7%	19.3%	19.2%	20.2%	19.9%		19.7%	18.6%	19.8%

*
Preliminary

Reclassified to conform to the current period's presentation.

CITIGROUP—INCOME FROM CONTINUING OPERATIONS
PRODUCT VIEW
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Global Consumer:
Cards	$583	$718	$832	$910	$717	$758	$980	$1,135	25%	$2,583	$3,043	$3,590	18%
Consumer Finance	542	583	554	579	503	521	476	479	(17)%	1,851	2,258	1,979	(12)%
Retail Banking	648	603	818	828	930	1,005	1,063	1,048	27%	2,462	2,897	4,046	40%
Other	(36)	(14)	(63)	(41)	(28)	(43)	(30)	(23)	44%	(217)	(154)	(124)	19%

Total Global Consumer	1,737	1,890	2,141	2,276	2,122	2,241	2,489	2,639	16%	6,679	8,044	9,491	18%

Global Corporate and Investment Bank:
Capital Markets and Banking	1,057	1,150	911	877	1,203	1,174	1,162	1,103	26%	3,859	3,995	4,642	16%
Transaction Services	92	223	130	124	191	180	196	178	44%	464	569	745	31%
Other(1)	(22)	(34)	(10)	(1,326)	7	(10)	(5)	(8)	99%	35	(1,392)	(16)	99%

Total Global Corporate and Investment Bank	1,127	1,339	1,031	(325)	1,401	1,344	1,353	1,273	NM	4,358	3,172	5,371	69%

Private Client Services	223	229	192	177	162	185	206	239	35%	905	821	792	(4)%
Global Investment Management:
Life Insurance and Annuities	220	140	89	193	244	200	163	185	(4)%	853	642	792	23%
Private Bank	113	114	114	120	125	139	143	144	20%	358	461	551	20%
Asset Management	75	96	93	87	83	82	57	102	17%	234	351	324	(8)%

Total Global Investment Management	408	350	296	400	452	421	363	431	8%	1,445	1,454	1,667	15%

Proprietary Investment Activities	87	(21)	(82)	(34)	38	63	128	137	NM	485	(50)	366	NM
Corporate/Other	(98)	42	128	(65)	(72)	45	152	41	NM	(643)	7	166	NM

Income From Continuing Operations	3,484	3,829	3,706	2,429	4,103	4,299	4,691	4,760	96%	13,229	13,448	17,853	33%

Discontinued Operations	1,406	255	214	—	—	—	—	—		1,055	1,875	—
Cumulative Effect of Accounting Change	(47)	—	—	—	—	—	—	—		(158)	(47)	—

Net Income	$4,843	$4,084	$3,920	$2,429	$4,103	$4,299	$4,691	$4,760	96%	$14,126	$15,276	$17,853	17%

(1)
The 2002 fourth quarter includes a $1.3 billion after-tax charge related to the establishment of reserves for regulatory settlements and related civil litigation.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—INCOME FROM CONTINUING OPERATIONS
REGIONAL VIEW
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
North America (excluding Mexico)(1)
Consumer	$1,294	$1,295	$1,396	$1,493	$1,473	$1,515	$1,691	$1,926	29%	$4,587	$5,478	$6,605	21%
Corporate	692	615	696	(992)	661	579	604	698	NM	1,943	1,011	2,542	NM
Private Client Services	223	229	192	177	162	185	206	239	35%	905	821	792	(4)%
Investment Management	356	221	203	319	356	307	368	301	(6)%	1,198	1,099	1,332	21%

Total North America (excluding Mexico)	2,565	2,360	2,487	997	2,652	2,586	2,869	3,164	NM	8,633	8,409	11,271	34%

Mexico
Consumer	7	56	141	132	118	172	168	166	26%	(25)	336	624	86%
Corporate	185	110	50	78	107	74	120	106	36%	199	423	407	(4)%
Investment Management	21	43	30	36	39	44	59	61	69%	23	130	203	56%

Total Mexico	213	209	221	246	264	290	347	333	35%	197	889	1,234	39%

Europe, Middle East and Africa (EMEA)
Consumer	137	135	162	221	149	155	189	191	(14)%	410	655	684	4%
Corporate	120	202	102	331	239	329	233	118	(64)%	790	755	919	22%
Investment Management	(4)	7	3	13	(3)	2	6	(1)	NM	35	19	4	(79)%

Total EMEA	253	344	267	565	385	486	428	308	(45)%	1,235	1,429	1,607	12%

Japan
Consumer	245	277	279	230	176	195	106	106	(54)%	999	1,031	583	(43)%
Corporate	30	4	94	(4)	40	14	54	54	NM	120	124	162	31%
Investment Management	16	16	11	13	17	20	25	27	NM	34	56	89	59%

Total Japan	291	297	384	239	233	229	185	187	(22)%	1,153	1,211	834	(31)%

Asia (excluding Japan)
Consumer	154	157	185	194	186	198	212	215	11%	646	690	811	18%
Corporate	199	201	167	161	183	193	196	203	26%	712	728	775	6%
Investment Management	28	28	27	30	32	38	60	38	27%	82	113	168	49%

Total Asia	381	386	379	385	401	429	468	456	18%	1,440	1,531	1,754	15%

Latin America
Consumer	(100)	(30)	(22)	6	20	6	123	35	NM	62	(146)	184	NM
Corporate	(99)	207	(78)	101	171	155	146	94	(7)%	594	131	566	NM
Investment Management	(9)	35	22	(11)	11	10	(155)	5	NM	73	37	(129)	NM

Total Latin America	(208)	212	(78)	96	202	171	114	134	40%	729	22	621	NM

Proprietary Investment Activities	87	(21)	(82)	(34)	38	63	128	137	NM	485	(50)	366	NM
Corporate/Other	(98)	42	128	(65)	(72)	45	152	41	NM	(643)	7	166	NM

Income From Continuing Operations	3,484	3,829	3,706	2,429	4,103	4,299	4,691	4,760	96%	13,229	13,448	17,853	33%

Discontinued Operations	1,406	255	214	—	—	—	—	—		1,055	1,875	—
Cumulative Effect of Accounting Change	(47)	—	—	—	—	—	—	—		(158)	(47)	—

Net Income	$4,843	$4,084	$3,920	$2,429	$4,103	$4,299	$4,691	$4,760	96%	$14,126	$15,276	$17,853	17%

(1)
Excludes Proprietary Investment Activities and Corporate/Other.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
PRODUCT VIEW
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Global Consumer:
Cards	$3,130	$3,203	$3,689	$3,615	$3,306	$3,296	$3,535	$4,473	24%	$12,079	$13,637	$14,610	7%
Consumer Finance	2,350	2,473	2,485	2,591	2,560	2,452	2,513	2,558	(1)%	8,923	9,899	10,083	2%
Retail Banking	3,503	3,345	3,482	3,651	3,898	4,179	4,103	4,038	11%	12,488	13,981	16,218	16%
Other	(9)	60	(7)	98	21	12	9	17	(83)%	(102)	142	59	(58)%

Total Global Consumer	8,974	9,081	9,649	9,955	9,785	9,939	10,160	11,086	11%	33,388	37,659	40,970	9%

Global Corporate and Investment Bank:
Capital Markets and Banking	4,378	4,242	3,671	3,453	4,193	4,550	3,846	3,856	12%	16,065	15,744	16,445	4%
Transaction Services	862	973	913	890	904	896	882	906	2%	3,646	3,638	3,588	—
Other	(99)	(104)	(57)	43	(11)	(9)	2	6	(86)%	(203)	(217)	(12)	94%

Total Global Corporate and Investment Bank	5,141	5,111	4,527	4,386	5,086	5,437	4,730	4,768	9%	19,508	19,165	20,021	4%

Private Client Services	1,517	1,560	1,436	1,352	1,333	1,454	1,493	1,564	16%	6,132	5,865	5,844	—
Global Investment Management:
Life Insurance and Annuities	1,027	1,039	935	1,114	1,146	1,179	1,389	1,298	17%	4,405	4,115	5,012	22%
Private Bank	427	428	410	436	460	521	510	505	16%	1,526	1,701	1,996	17%
Asset Management	432	437	417	412	367	378	421	467	13%	1,775	1,698	1,633	(4)%

Total Global Investment Management	1,886	1,904	1,762	1,962	1,973	2,078	2,320	2,270	16%	7,706	7,514	8,641	15%

Proprietary Investment Activities	193	28	(6)	32	153	225	510	334	NM	916	247	1,222	NM
Corporate / Other	87	309	276	186	206	221	185	132	(29)%	(283)	858	744	(13)%

Total Net Revenues	$17,798	$17,993	$17,644	$17,873	$18,536	$19,354	$19,398	$20,154	13%	$67,367	$71,308	$77,442	9%

Managed Basis Net Revenues (1)	$18,819	$19,074	$18,604	$18,934	$19,638	$20,562	$20,608	$21,384	13%	$70,821	$75,431	$82,192	9%

(1)
Segment net revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business on page 6.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
REGIONAL VIEW
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
North America (excluding Mexico) (1)
Consumer	$5,919	$6,005	$6,344	$6,598	$6,520	$6,594	$6,755	$7,524	14%	$22,402	$24,866	$27,393	10%
Corporate	2,640	2,425	2,090	1,708	2,440	2,576	2,047	1,815	6%	8,914	8,863	8,878	—
Private Client Services	1,517	1,560	1,436	1,352	1,333	1,454	1,493	1,564	16%	6,132	5,865	5,844	—
Investment Management	1,392	1,324	1,272	1,456	1,413	1,449	1,798	1,587	9%	5,819	5,444	6,247	15%

Total North America (excluding Mexico)	11,468	11,314	11,142	11,114	11,706	12,073	12,093	12,490	12%	43,267	45,038	48,362	7%

Mexico
Consumer	575	610	623	545	585	686	575	658	21%	1,221	2,353	2,504	6%
Corporate	301	202	137	181	166	179	161	202	12%	561	821	708	(14)%
Investment Management	144	170	123	129	135	139	150	165	28%	332	566	589	4%

Total Mexico	1,020	982	883	855	886	1,004	886	1,025	20%	2,114	3,740	3,801	2%

Europe, Middle East and Africa (EMEA)
Consumer	725	788	832	964	904	942	1,017	1,094	13%	2,639	3,309	3,957	20%
Corporate	1,117	1,315	1,175	1,388	1,387	1,478	1,337	1,528	10%	5,246	4,995	5,730	15%
Investment Management	95	109	103	123	120	132	138	172	40%	414	430	562	31%

Total EMEA	1,937	2,212	2,110	2,475	2,411	2,552	2,492	2,794	13%	8,299	8,734	10,249	17%

Japan
Consumer	824	965	1,057	1,002	915	813	823	823	(18)%	3,496	3,848	3,374	(12)%
Corporate	73	39	180	41	73	105	153	189	NM	362	333	520	56%
Investment Management	67	70	64	70	75	85	94	82	17%	222	271	336	24%

Total Japan	964	1,074	1,301	1,113	1,063	1,003	1,070	1,094	(2)%	4,080	4,452	4,230	(5)%

Asia (excluding Japan)
Consumer	610	636	667	690	682	723	755	781	13%	2,441	2,603	2,941	13%
Corporate	618	642	601	552	593	631	676	694	26%	2,473	2,413	2,594	8%
Investment Management	102	106	99	125	132	161	163	165	32%	371	432	621	44%

Total Asia	1,330	1,384	1,367	1,367	1,407	1,515	1,594	1,640	20%	5,285	5,448	6,156	13%

Latin America
Consumer	321	77	126	156	179	181	235	206	32%	1,189	680	801	18%
Corporate	392	488	344	516	427	468	356	340	(34)%	1,952	1,740	1,591	(9)%
Investment Management	86	125	101	59	98	112	(23)	99	68%	548	371	286	(23%)

Total Latin America	799	690	571	731	704	761	568	645	(12)%	3,689	2,791	2,678	(4)%

Proprietary Investment Activities	193	28	(6)	32	153	225	510	334	NM	916	247	1,222	NM
Corporate / Other	87	309	276	186	206	221	185	132	(29)%	(283)	858	744	(13)%

Total Net Revenues	$17,798	$17,993	$17,644	$17,873	$18,536	$19,354	$19,398	$20,154	13%	$67,367	$71,308	$77,442	9%

(1)
Excludes Proprietary Investment Activities and Corporate / Other.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$3,130	$3,203	$3,689	$3,615	$3,306	$3,296	$3,535	$4,473	24%	$12,079	$13,637	$14,610	7%
Effect of Securitization Activities	1,013	1,081	960	1,061	1,102	1,208	1,210	1,230	16%	3,454	4,115	4,750	15%

Adjusted Revenues, Net of Interest Expense (1)	4,143	4,284	4,649	4,676	4,408	4,504	4,745	5,703	22%	15,533	17,752	19,360	9%

Total Operating Expenses	1,327	1,381	1,418	1,409	1,446	1,463	1,508	1,810	28%	5,422	5,535	6,227	13%

Provision for Credit Losses	897	729	978	806	774	678	540	943	17%	2,593	3,410	2,935	(14)%
Effect of Securitization Activities	1,013	1,081	960	1,061	1,102	1,208	1,210	1,230	16%	3,454	4,115	4,750	15%

Adjusted Provision for Credit Losses (1)	1,910	1,810	1,938	1,867	1,876	1,886	1,750	2,173	16%	6,047	7,525	7,685	2%

Income Before Taxes	906	1,093	1,293	1,400	1,086	1,155	1,487	1,720	23%	4,064	4,692	5,448	16%
Income Taxes	323	375	461	490	369	397	507	585	19%	1,481	1,649	1,858	13%

Income from Continuing Operations	$583	$718	$832	$910	$717	$758	$980	$1,135	25%	$2,583	$3,043	$3,590	18%

Average Assets (in billions of dollars)	$57	$60	$66	$70	$68	$62	$64	$85	21%	$60	$63	$70	11%
Return on Assets	4.15%	4.80%	5.00%	5.16%	4.28%	4.90%	6.08%	5.30%		4.31%	4.83%	5.13%
Return on Managed Assets	1.95%	2.40%	2.56%	2.76%	2.17%	2.32%	2.90%	2.85%		1.63%	2.47%	2.70%
Return on Risk Capital												82%
(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Income from Continuing Operations which is a GAAP measure. Securitization changes Citigroup's role from that of a lender to that of a loan servicer and removes the receivables from Citigroup's balance sheet. For securitized receivables, amounts that would otherwise be reported as net interest revenue, fee and commission revenue, and credit losses are instead components of the servicing fees earned. However, Citigroup's exposure to credit losses on the securitized receivables is contractually limited to the cash flows from the receivables. The managed basis disclosures treat the receivables as if they had not been securitized and are still on the Company's balance sheet, with related income statement amounts reported as net interest revenue, fee and commission revenue, and credit losses. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the credit quality of the entire managed portfolio as the results of both the held and securitized portfolios impact the overall performance of the cards business.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,593	$2,633	$3,118	$3,020	$2,707	$2,689	$2,861	$3,731	24%	$9,979	$11,364	$11,988	5%
Effect of Securitization Activities	1,013	1,081	960	1,061	1,102	1,208	1,210	1,230	16%	3,454	4,115	4,750	15%

Adjusted Revenues, Net of Interest Expense (1)	3,606	3,714	4,078	4,081	3,809	3,897	4,071	4,961	22%	13,433	15,479	16,738	8%

Total Operating Expenses	1,045	1,079	1,143	1,121	1,134	1,160	1,179	1,387	24%	4,280	4,388	4,860	11%

Provision for Credit Losses	668	638	862	675	638	544	443	809	20%	2,192	2,843	2,434	(14)%
Effect of Securitization Activities	1,013	1,081	960	1,061	1,102	1,208	1,210	1,230	16%	3,454	4,115	4,750	15%

Adjusted Provision for Credit Losses (1)	1,681	1,719	1,822	1,736	1,740	1,752	1,653	2,039	17%	5,646	6,958	7,184	3%

Income Before Taxes	880	916	1,113	1,224	935	985	1,239	1,535	25%	3,507	4,133	4,694	14%
Income Taxes	318	313	398	430	317	336	424	525	22%	1,274	1,459	1,602	10%

Income from Continuing Operations	$562	$603	$715	$794	$618	$649	$815	$1,010	27%	$2,233	$2,674	$3,092	16%

Average Assets (in billions of dollars)	$46	$49	$54	$58	$55	$49	$51	$70	21%	$50	$52	$56	8%
Return on Assets	4.95%	4.94%	5.25%	5.43%	4.56%	5.31%	6.34%	5.72%		4.47%	5.17%	5.52%
Return on Managed Assets	2.07%	2.22%	2.42%	2.65%	2.07%	2.21%	2.67%	2.80%		1.56%	2.39%	2.58%
(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Income from Continuing Operations which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 6.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
INTERNATIONAL CARDS
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$537	$570	$571	$595	$599	$607	$674	$742	25%	$2,100	$2,273	$2,622	15%
Total Operating Expenses	282	302	275	288	312	303	329	423	47%	1,142	1,147	1,367	19%
Provision for Credit Losses	229	91	116	131	136	134	97	134	2%	401	567	501	(12)%

Income Before Taxes	26	177	180	176	151	170	248	185	5%	557	559	754	35%
Income Taxes	5	62	63	60	52	61	83	60	—	207	190	256	35%

Income from Continuing Operations	$21	$115	$117	$116	$99	$109	$165	$125	8%	$350	$369	$498	35%

Average Assets (in billions of dollars)	$11	$11	$12	$12	$13	$13	$13	$15	25%	$10	$11	$14	27%
Return on Assets	0.77%	4.19%	3.87%	3.84%	3.09%	3.36%	5.04%	3.31%		3.35%	3.21%	3.56%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,350	$2,473	$2,485	$2,591	$2,560	$2,452	$2,513	$2,558	(1)%	$8,923	$9,899	$10,083	2%
Total Operating Expenses	755	789	776	794	865	835	867	921	16%	3,444	3,114	3,488	12%
Provisions for Benefits, Claims and Credit Losses	750	775	844	925	930	957	925	915	(1)%	2,564	3,294	3,727	13%

Income Before Taxes	845	909	865	872	765	660	721	722	(17)%	2,915	3,491	2,868	(18)%
Income Taxes	303	326	311	293	262	139	245	243	(17)%	1,064	1,233	889	(28)%

Income from Continuing Operations	$542	$583	$554	$579	$503	$521	$476	$479	(17)%	$1,851	$2,258	$1,979	(12)%

Average Assets (in billions of dollars)	$91	$94	$98	$100	$104	$105	$104	$106	6%	$88	$96	$105	9%
Return on Assets	2.42%	2.49%	2.24%	2.30%	1.96%	1.99%	1.82%	1.79%		2.10%	2.35%	1.88%
Return on Risk Capital												62%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
NORTH AMERICA CONSUMER FINANCE
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,517	$1,509	$1,494	$1,583	$1,635	$1,625	$1,667	$1,695	7%	$5,526	$6,103	$6,622	9%
Total Operating Expenses	491	460	462	480	537	512	523	539	12%	2,145	1,893	2,111	12%
Provisions for Benefits, Claims and Credit Losses	508	520	496	550	559	566	552	558	1%	1,758	2,074	2,235	8%

Income Before Taxes	518	529	536	553	539	547	592	598	8%	1,623	2,136	2,276	7%
Income Taxes	190	194	196	196	199	203	220	219	12%	605	776	841	8%

Income from Continuing Operations	$328	$335	$340	$357	$340	$344	$372	$379	6%	$1,018	$1,360	$1,435	6%

Average Assets (in billions of dollars)	$69	$70	$72	$75	$78	$78	$79	$81	8%	$67	$72	$79	10%
Return on Assets	1.93%	1.92%	1.87%	1.89%	1.77%	1.77%	1.87%	1.86%		1.52%	1.89%	1.82%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
INTERNATIONAL CONSUMER FINANCE
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$833	$964	$991	$1,008	$925	$827	$846	$863	(14)%	$3,397	$3,796	$3,461	(9)%
Total Operating Expenses	264	329	314	314	328	323	344	382	22%	1,299	1,221	1,377	13%
Provisions for Benefits, Claims and Credit Losses	242	255	348	375	371	391	373	357	(5)%	806	1,220	1,492	22%

Income Before Taxes	327	380	329	319	226	113	129	124	(61)%	1,292	1,355	592	(56)%
Income Taxes	113	132	115	97	63	(64)	25	24	(75)%	459	457	48	(89)%

Income from Continuing Operations	$214	$248	$214	$222	$163	$177	$104	$100	(55)%	$833	$898	$544	(39)%

Average Assets (in billions of dollars)	$22	$24	$26	$25	$26	$27	$25	$25	—	$21	$24	$26	8%
Return on Assets	3.94%	4.14%	3.27%	3.52%	2.54%	2.63%	1.65%	1.59%		3.97%	3.74%	2.09%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$3,503	$3,345	$3,482	$3,651	$3,898	$4,179	$4,103	$4,038	11%	$12,488	$13,981	$16,218	16%
Total Operating Expenses	1,942	1,910	1,826	2,024	2,102	2,241	2,226	2,296	13%	6,946	7,702	8,865	15%
Provisions for Benefits, Claims and Credit Losses	535	485	382	353	419	429	254	274	(22)%	1,645	1,755	1,376	(22)%

Income Before Taxes and Minority Interest	1,026	950	1,274	1,274	1,377	1,509	1,623	1,468	15%	3,897	4,524	5,977	32%
Income Taxes	368	338	448	435	429	493	552	410	(6)%	1,408	1,589	1,884	19%
Minority Interest, Net of Tax	10	9	8	11	18	11	8	10	(9)%	27	38	47	24%

Income from Continuing Operations	$648	$603	$818	$828	$930	$1,005	$1,063	$1,048	27%	$2,462	$2,897	$4,046	40%

Average Assets (in billions of dollars)	$177	$179	$183	$209	$227	$230	$234	$237	13%	$154	$187	$232	24%
Return on Assets	1.48%	1.35%	1.77%	1.57%	1.66%	1.75%	1.80%	1.75%		1.60%	1.55%	1.74%
Return on Risk Capital												31%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Citibanking North America, Consumer Assets and CitiCapital	$1,455	$1,457	$1,415	$1,642	$1,795	$1,937	$1,895	$1,721	5%	$5,401	$5,969	$7,348	23%
Primerica Financial Services	509	502	485	521	515	515	527	531	2%	1,947	2,017	2,088	4%
Mexico	429	454	462	378	432	502	371	487	29%	872	1,723	1,792	4%

Total Revenues, Net of Interest Expense	2,393	2,413	2,362	2,541	2,742	2,954	2,793	2,739	8%	8,220	9,709	11,228	16%
Total Operating Expenses	1,347	1,308	1,213	1,378	1,435	1,551	1,541	1,529	11%	4,525	5,246	6,056	15%
Provisions for Benefits, Claims and Credit Losses	324	428	306	268	326	296	182	171	(36)%	1,240	1,326	975	(26)%

Income Before Taxes and Minority Interest	722	677	843	895	981	1,107	1,070	1,039	16%	2,455	3,137	4,197	34%
Income Taxes	265	241	290	306	302	359	360	303	(1)%	900	1,102	1,324	20%
Minority Interest, Net of Tax	10	9	8	11	18	11	8	10	(9)%	27	38	47	24%

Income from Continuing Operations	$447	$427	$545	$578	$661	$737	$702	$726	26%	$1,528	$1,997	$2,826	42%

Income from Continuing Operations by Business:
Citibanking North America, Consumer Assets and CitiCapital	$341	$300	$338	$364	$458	$500	$485	$478	31%	$1,099	$1,343	$1,921	43%
Primerica Financial Services	126	124	118	141	131	135	134	146	4%	491	509	546	7%
Mexico	(20)	3	89	73	72	102	83	102	40%	(62)	145	359	NM

Total	$447	$427	$545	$578	$661	$737	$702	$726	26%	$1,528	$1,997	$2,826	42%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
EMEA	$435	$478	$508	$533	$548	$585	$615	$639	20%	$1,648	$1,954	$2,387	22%
Japan	103	112	168	113	108	113	117	113	—	438	496	451	(9)%
Asia (excluding Japan)	350	350	384	373	391	418	422	421	13%	1,414	1,457	1,652	13%
Latin America	222	(8)	60	91	109	109	156	126	38%	768	365	500	37%

Total Revenues, Net of Interest Expense	1,110	932	1,120	1,110	1,156	1,225	1,310	1,299	17%	4,268	4,272	4,990	17%
Total Operating Expenses	595	602	613	646	667	690	685	767	19%	2,421	2,456	2,809	14%
Provisions for Benefits, Claims and Credit Losses	211	57	76	85	93	133	72	103	21%	405	429	401	(7)%

Income Before Taxes and Minority Interest	304	273	431	379	396	402	553	429	13%	1,442	1,387	1,780	28%
Income Taxes and Minority Interest, net of tax	103	97	158	129	127	134	192	107	(17)%	508	487	560	15%

Income from Continuing Operations	$201	$176	$273	$250	$269	$268	$361	$322	29%	$934	$900	$1,220	36%

Income (loss) from Continuing Operations by Region:
EMEA	$83	$93	$101	$93	$99	$97	$118	$130	40%	$266	$370	$444	20%
Japan	32	40	72	40	31	35	30	36	(10)%	137	184	132	(28)%
Asia (excluding Japan)	107	112	135	123	132	143	144	140	14%	450	477	559	17%
Latin America	(21)	(69)	(35)	(6)	7	(7)	69	16	NM	81	(131)	85	NM

Total	$201	$176	$273	$250	$269	$268	$361	$322	29%	$934	$900	$1,220	36%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Revenues:
Commissions and Fees	$562	$555	$555	$508	$409	$487	$489	$443	(13)%	$2,060	$2,180	$1,828	(16)%
Asset Management and Administration Fees	425	461	464	474	520	546	555	587	24%	1,632	1,824	2,208	21%
Investment Banking	904	985	770	853	826	1,022	707	922	8%	4,002	3,512	3,477	(1)%
Principal Transactions	1,296	1,071	924	438	1,258	988	847	552	26%	4,260	3,729	3,645	(2)%
Other	(107)	5	135	179	174	350	212	171	(4)%	535	212	907	NM

Total Non-Interest Revenues	3,080	3,077	2,848	2,452	3,187	3,393	2,810	2,675	9%	12,489	11,457	12,065	5%
Net Interest and Dividends	2,061	2,034	1,679	1,934	1,899	2,044	1,920	2,093	8%	7,019	7,708	7,956	3%

Total Revenues, Net of Interest Expense	5,141	5,111	4,527	4,386	5,086	5,437	4,730	4,768	9%	19,508	19,165	20,021	4%

Non-Interest Expenses:
Compensation and Benefits	2,052	1,894	1,381	1,083	2,004	2,110	1,617	1,449	34%	7,333	6,410	7,180	12%
Other Operating and Administrative Expenses	827	922	909	3,025	946	1,076	1,061	1,192	(61)%	4,572	5,683	4,275	(25)%

Total Non-Interest Expenses	2,879	2,816	2,290	4,108	2,950	3,186	2,678	2,641	(36)%	11,905	12,093	11,455	(5)%

Provision for Credit Losses	568	265	664	758	116	298	76	242	(68)%	844	2,255	732	(68)%

Income (Loss) Before Taxes and Minority Interest	1,694	2,030	1,573	(480)	2,020	1,953	1,976	1,885	NM	6,759	4,817	7,834	63%
Income Taxes (Benefits)	564	686	538	(168)	614	597	615	600	NM	2,375	1,620	2,426	50%
Minority Interest, Net of Tax	3	5	4	13	5	12	8	12	(8)%	26	25	37	48%

Income (Loss) from Continuing Operations	$1,127	$1,339	$1,031	$(325)	$1,401	$1,344	$1,353	$1,273	NM	$4,358	$3,172	$5,371	69%

Pre-tax Profit Margin	33.0%	39.7%	34.7%	(10.9)%	39.7%	35.9%	41.8%	39.5%		34.6%	25.1%	39.1%
Non-Compensation Expenses as a Percent of Net Revenues	16.1%	18.0%	20.1%	69.0%	18.6%	19.8%	22.4%	25.0%		23.4%	29.7%	21.4%
Compensation and Benefits Expenses as a Percent of Net Revenues	39.9%	37.1%	30.5%	24.7%	39.4%	38.8%	34.2%	30.4%		37.6%	33.4%	35.9%
Compensation and Benefits Expenses as a Percent of Risk Adjusted Revenues(1)	44.9%	39.1%	35.7%	29.9%	40.3%	41.1%	34.7%	32.0%		39.3%	37.9%	37.2%
(1)
Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
CAPITAL MARKETS AND BANKING
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,378	$4,242	$3,671	$3,453	$4,193	$4,550	$3,846	$3,856	12%	$16,065	$15,744	$16,445	4%
Total Operating Expenses	2,275	2,222	1,695	1,479	2,354	2,546	2,053	1,957	32%	9,212	7,671	8,910	16%
Provision for Credit Losses	499	262	576	709	107	286	73	272	(62)%	823	2,046	738	(64)%

Income Before Taxes and Minority Interest	1,604	1,758	1,400	1,265	1,732	1,718	1,720	1,627	29%	6,030	6,027	6,797	13%
Income Taxes	545	605	484	374	524	532	550	512	37%	2,153	2,008	2,118	5%
Minority Interest, Net of Tax	2	3	5	14	5	12	8	12	(14)%	18	24	37	54%

Income from Continuing Operations	$1,057	$1,150	$911	$877	$1,203	$1,174	$1,162	$1,103	26%	$3,859	$3,995	$4,642	16%

Return on Risk Capital												31%

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$862	$973	$913	$890	$904	$896	$882	$906	2%	$3,646	$3,638	$3,588	(1)%
Total Operating Expenses	653	630	633	667	625	634	618	679	2%	2,874	2,583	2,556	(1)%
Provision for Credit Losses	69	3	88	49	9	12	3	(30)	NM	21	209	(6)	NM

Income Before Taxes and Minority Interest	140	340	192	174	270	250	261	257	48%	751	846	1,038	23%
Income Taxes and Minority Interest, net of tax	48	117	62	50	79	70	65	79	58%	287	277	293	6%

Income from Continuing Operations	$92	$223	$130	$124	$191	$180	$196	$178	44%	$464	$569	$745	31%

Return on Risk Capital												50%

NM Not meaningful

Reclassified to conform to the current period's presentation.

PRIVATE CLIENT SERVICES
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$764	$792	$718	$649	$677	$667	$730	$770	19%	$3,100	$2,923	$2,844	(3)%
Commissions and Other Transactional Revenue	753	768	718	703	656	787	763	794	13%	3,023	2,942	3,000	2%

Total Revenues, Net of Interest Expense	1,517	1,560	1,436	1,352	1,333	1,454	1,493	1,564	16%	6,132	5,865	5,844	—

Total Operating Expenses	1,165	1,198	1,133	1,059	1,072	1,156	1,162	1,177	11%	4,711	4,555	4,567	—
Provision for Credit Losses	—	2	—	4	1	—	—	—	(100)%	4	6	1	(83)%

Income Before Taxes	352	360	303	289	260	298	331	387	34%	1,417	1,304	1,276	(2)%
Income Taxes	129	131	111	112	98	113	125	148	32%	512	483	484	—

Income from Continuing Operations	$223	$229	$192	$177	$162	$185	$206	$239	35%	$905	$821	$792	(4)%

Pretax Profit Margin	23%	23%	21%	21%	20%	20%	22%	25%		23%	22%	22%
Return on Risk Capital												64%
NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES—Page 1
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,027	$1,039	$935	$1,114	$1,146	$1,179	$1,389	$1,298	17%	$4,405	$4,115	$5,012	22%
Total Operating Expenses	92	112	124	173	179	184	208	217	25%	395	501	788	57%
Provision for Benefits and Claims	616	735	698	677	680	718	925	839	24%	2,745	2,726	3,162	16%

Income Before Taxes	319	192	113	264	287	277	256	242	(8)%	1,265	888	1,062	20%
Income Taxes and Minority Interest, net of tax	99	52	24	71	43	77	93	57	(20)%	412	246	270	10%

Income from Continuing Operations	$220	$140	$89	$193	$244	$200	$163	$185	(4)%	$853	$642	$792	23%

Return on Risk Capital												21%

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
PRIVATE BANK
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$427	$428	$410	$436	$460	$521	$510	$505	16%	$1,526	$1,701	$1,996	17%
Total Operating Expenses	257	261	237	252	275	311	298	299	19%	946	1,007	1,183	17%
Provision for Credit Losses	6	—	5	7	4	6	2	(1)	NM	23	18	11	(39)%

Income Before Taxes	164	167	168	177	181	204	210	207	17%	557	676	802	19%
Income Taxes	51	53	54	57	56	65	67	63	11%	199	215	251	17%

Income from Continuing Operations	$113	$114	$114	$120	$125	$139	$143	$144	20%	$358	$461	$551	20%

Average Assets (in billions of dollars)	$28	$29	$29	$30	$34	$38	$39	$40	33%	$26	$29	$38	31%

Return on Assets	1.64%	1.58%	1.56%	1.59%	1.49%	1.47%	1.45%	1.43%		1.38%	1.59%	1.45%

Client Business Volumes (in billions of dollars)(1)	$166	$163	$163	$170	$172	$180	$186	$195	15%	$159	$170	$195	15%

Return on Risk Capital												88%
(1)
Client Business Volumes reflect the inclusion of Banamex beginning in the 2002 third quarter.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$432	$437	$417	$412	$367	$378	$421	$467	13%	$1,775	$1,698	$1,633	(4)%
Total Operating Expenses	318	298	280	293	254	264	322	308	5%	1,371	1,189	1,148	(3)%

Income Before Taxes and Minority Interest	114	139	137	119	113	114	99	159	34%	404	509	485	(5)%
Income Taxes	39	42	44	32	30	31	42	46	44%	152	157	149	(5)%
Minority Interest, Net of Tax	—	1	—	—	—	1	—	11	—	18	1	12	NM

Income from Continuing Operations	$75	$96	$93	$87	$83	$82	$57	$102	17%	$234	$351	$324	(8)%

Pre-tax profit margin	26.4%	31.8%	32.9%	28.9%	30.8%	30.2%	23.5%	34.0%		22.8%	30.0%	29.7%
Return on Risk Capital												44%

NM Not meaningful

Reclassified to conform to the current period's presentation.

PROPRIETARY INVESTMENT ACTIVITIES(1)
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense(2)	$193	$28	$(6)	$32	$153	$225	$510	$334	NM	$916	$247	$1,222	NM
Total Operating Expenses	52	48	76	62	78	91	84	140	NM	177	238	393	65%
Provision for Credit Losses	—	—	9	22	—	1	—	(1)	NM	—	31	—	(100)%

Income (Loss) Before Taxes and Minority Interest	141	(20)	(91)	(52)	75	133	426	195	NM	739	(22)	829	NM
Income Taxes (Benefits)	55	(8)	(23)	(19)	29	53	153	53	NM	259	5	288	NM
Minority Interest, Net of Tax	(1)	9	14	1	8	17	145	5	NM	(5)	23	175	NM

Income (Loss) from Continuing Operations(2)	$87	$(21)	$(82)	$(34)	$38	$63	$128	$137	NM	$485	$(50)	$366	NM

Return on Risk Capital												9%
(1)
Includes Venture Capital Activities and certain other corporate investments.

(2)
The 2002 third quarter includes $527 million ($323 million after-tax) related to the gain on sale of 399 Park Avenue.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	Full Year 2001	Full Year 2002	Full Year 2003	FY 2003 vs. FY 2002 Increase/ (Decrease)
Revenues
Loan interest, including fees	$9,159	$9,517	$9,686	$9,541	$9,470	$9,312	$9,098	$10,230	7%	$39,588	$37,903	$38,110	1%
Other interest and dividends	4,944	5,483	5,398	5,211	4,875	4,776	4,755	4,531	(13)%	24,896	21,036	18,937	(10)%
Insurance premiums	780	931	855	844	825	839	1,071	1,014	20%	3,450	3,410	3,749	10%
Commissions and fees	3,928	4,105	3,612	3,613	3,700	4,049	4,132	4,433	23%	15,593	15,258	16,314	7%
Principal transactions	1,613	1,270	993	637	1,602	1,311	1,307	900	41%	5,544	4,513	5,120	13%
Asset management and administration fees	1,320	1,377	1,263	1,186	1,251	1,354	1,426	1,634	38%	5,389	5,146	5,665	10%
Realized gains (losses) from sales of investments	30	(190)	(165)	(160)	162	188	115	45	NM	237	(485)	510	NM
Other income	880	1,108	1,863	1,924	1,314	2,011	1,430	1,553	(19)%	4,463	5,775	6,308	9%

Total revenues	22,654	23,601	23,505	22,796	23,199	23,840	23,334	24,340	7%	99,160	92,556	94,713	2%
Interest expense	4,856	5,608	5,861	4,923	4,663	4,486	3,936	4,186	(15)%	31,793	21,248	17,271	(19)%

Total revenues, net of interest expense	17,798	17,993	17,644	17,873	18,536	19,354	19,398	20,154	13%	67,367	71,308	77,442	9%

Benefits, Claims, and Credit Losses
Policyholder benefits and claims	803	925	887	863	871	901	1,107	1,016	18%	3,520	3,478	3,895	12%
Provision for credit losses	2,559	2,057	2,689	2,690	2,053	2,186	1,614	2,193	(18)%	6,800	9,995	8,046	(19)%

Total benefits, claims, and credit losses	3,362	2,982	3,576	3,553	2,924	3,087	2,721	3,209	(10)%	10,320	13,473	11,941	(11)%

Operating Expenses
Non-insurance compensation and benefits	5,090	4,979	4,387	4,194	5,306	5,544	5,228	5,210	24%	19,449	18,650	21,288	14%
Net occupancy expense	960	988	1,001	1,056	1,041	1,064	1,045	1,130	7%	3,735	4,005	4,280	7%
Technology / communication expense	778	780	762	819	798	793	899	924	13%	3,068	3,139	3,414	9%
Insurance underwriting, acquisition and operating	269	233	230	260	264	265	262	272	5%	1,115	992	1,063	7%
Restructuring-related items	46	(40)	(41)	20	(13)	(1)	(11)	(21)	NM	454	(15)	(46)	NM
Other operating	1,913	2,207	2,101	4,306	2,156	2,306	2,190	2,517	(42)%	8,707	10,527	9,169	(13)%

Total operating expenses	9,056	9,147	8,440	10,655	9,552	9,971	9,613	10,032	(6)%	36,528	37,298	39,168	5%

Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change	5,380	5,864	5,628	3,665	6,060	6,296	7,064	6,913	89%	20,519	20,537	26,333	28%
Provision for income taxes	1,879	2,017	1,898	1,204	1,919	1,956	2,208	2,112	75%	7,203	6,998	8,195	17%
Minority interest, net of income taxes	17	18	24	32	38	41	165	41	28%	87	91	285	NM

Income from Continuing Operations before Cumulative Effect of Accounting Change	3,484	3,829	3,706	2,429	4,103	4,299	4,691	4,760	96%	13,229	13,448	17,853	33%
Discontinued Operations(1)
Income from Discontinued Operations	455	359	151	—	—	—	—	—		1,378	965	—
Gain on Sale of Stock by Subsidiary	1,270	—	—	—	—	—	—	—		—	1,270	—
Provision (benefit) for income taxes	319	104	(63)	—	—	—	—	—		323	360	—

Income from Discontinued Operations	1,406	255	214	—	—	—	—	—		1,055	1,875	—
Cumulative Effect of Accounting Change (2)	(47)	—	—	—	—	—	—	—		(158)	(47)	—

Net Income	$4,843	$4,084	$3,920	$2,429	$4,103	$4,299	$4,691	$4,760	96%	$14,126	$15,276	$17,853	17%

(1)
Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of its class A common stock at $18.50 per share in an initial public offering (IPO) on March 27, 2002. Citigroup made a tax-free distribution to its stockholders of a portion of its ownership interest in TPC on August 20, 2002. Discontinued Operations includes the operations of TPC, the $1.270 billion ($1.158 billion after-tax) gain on the IPO and income taxes on the operations and IPO gain. Citigroup remains a holder of approximately 9.9% of TPC's common equity.

(2)
Accounting Change refers to the 2002 first quarter adoption of the remaining provisions of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET(1)
(In millions of dollars)

	December 31, 2001	March 31, 2002	June 30, 2002	September 30, 2002	December 31, 2002	March 31, 2003	June 30, 2003	September 30, 2003	December 31, 2003	December 31, 2003 vs. December 31, 2002 Inc(Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$18,515	$15,984	$17,686	$15,886	$17,326	$19,731	$21,816	$24,688	$21,149	22%
Deposits at interest with banks	19,216	17,189	16,768	15,183	16,382	19,173	18,785	21,504	19,777	21%
Federal funds sold and securities borrowed or purchased under agreements to resell	134,809	150,605	148,384	157,482	139,946	158,052	167,260	175,458	172,174	23%
Brokerage receivables	35,155	26,848	21,050	21,208	25,358	25,606	43,955	35,372	26,476	4%
Trading account assets	144,904	145,059	163,867	161,803	155,208	173,099	174,324	190,851	235,319	52%
Investments	161,376	172,332	173,185	142,328	169,513	181,750	189,000	185,487	182,892	8%
Loans, net of unearned income
Consumer	277,974	275,631	289,105	293,365	337,681	332,607	329,695	338,614	379,932	13%
Corporate	113,420	113,083	113,870	110,251	110,124	105,425	108,876	102,962	98,074	(11)%

Loans, net of unearned income	391,394	388,714	402,975	403,616	447,805	438,032	438,571	441,576	478,006	7%
Allowance for credit losses	(9,688)	(10,120)	(10,037)	(10,320)	(11,101)	(11,049)	(11,167)	(10,843)	(12,643)	(14)%

Total loans, net	381,706	378,594	392,938	393,296	436,704	426,983	427,404	430,733	465,363	7%
Goodwill	23,861	25,506	25,604	22,559	26,961	26,605	26,960	26,757	27,581	2%
Intangible assets	9,003	8,885	8,844	7,776	8,509	8,233	7,792	8,674	13,881	63%
Reinsurance recoverables	12,373	12,531	12,481	4,328	4,356	4,361	4,431	4,511	4,577	5%
Separate and variable accounts	25,569	25,981	24,017	21,522	22,118	21,778	24,268	25,135	27,473	24%
Other assets	85,363	78,543	78,882	68,597	75,209	72,002	81,440	80,153	67,370	(10)%

Total assets	$1,051,850	$1,058,057	$1,083,706	$1,031,968	$1,097,590	$1,137,373	$1,187,435	$1,209,323	$1,264,032	15%

Liabilities
Non-interest-bearing deposits in U.S. offices	$23,054	$21,652	$21,475	$22,469	$29,545	$28,977	$26,579	$27,617	$30,074	2%
Interest-bearing deposits in U.S. offices	110,388	119,083	114,466	118,101	141,787	145,354	146,178	146,392	146,675	3%
Non-interest-bearing deposits in offices outside the U.S.	18,779	18,488	19,706	19,343	21,422	21,099	23,165	22,579	22,940	7%
Interest-bearing deposits in offices outside the U.S.	222,304	223,166	239,231	230,914	238,141	248,676	252,062	257,654	274,326	15%

Total deposits	374,525	382,389	394,878	390,827	430,895	444,106	447,984	454,242	474,015	10%
Federal funds purchased and securities loaned or sold under agreements to repurchase	153,511	165,120	171,619	164,946	162,643	178,459	172,864	168,125	181,156	11%
Brokerage payables	32,891	25,790	21,175	19,766	22,024	24,989	45,779	35,805	37,330	69%
Trading account liabilities	80,543	81,537	86,564	95,699	91,426	92,659	101,998	107,037	121,869	33%
Contractholder funds and separate and variable accounts	48,932	49,992	49,925	48,347	49,331	50,339	53,363	55,499	58,402	18%
Insurance policy and claims reserves	49,294	49,840	50,129	16,304	16,350	16,459	16,714	16,908	17,478	7%
Investment banking and brokerage borrowings	16,480	18,854	18,058	19,951	21,353	21,932	20,782	22,542	22,442	5%
Short-term borrowings	24,461	24,805	24,638	27,991	30,629	28,495	32,949	40,698	36,187	18%
Long-term debt	121,631	117,757	114,580	109,672	126,927	133,125	131,350	145,990	162,702	28%
Other liabilities (2)	61,210	51,629	59,657	51,611	53,142	52,811	63,633	60,330	48,380	(9)%
Citigroup or subsidiary obligated mandatorily redeemable securities of subsidiary trusts holding solely junior subordinated debt securities of
—Parent	4,850	4,326	4,435	4,605	4,657	5,563	5,615	5,809	5,217	12%
—Subsidiary	2,275	2,380	2,333	1,483	1,495	1,095	1,103	1,079	840	(44)%

Total liabilities	970,603	974,419	997,991	951,202	1,010,872	1,050,032	1,094,134	1,114,064	1,166,018	15%

Stockholders' equity
Preferred Stock	1,525	1,400	1,400	1,400	1,400	1,126	1,125	1,125	1,125	(20)%
Common Stock	55	55	55	55	55	55	55	55	55	—
Additional paid-in capital	23,196	23,860	23,815	16,795	17,381	17,450	17,412	17,524	17,531	1%
Retained earnings	69,803	73,798	76,924	79,911	81,403	84,453	87,698	90,555	93,483	15%
Treasury stock	(11,099)	(11,194)	(12,624)	(14,363)	(11,637)	(11,390)	(11,384)	(11,241)	(11,524)	1%
Accumulated other changes in equity from nonowner sources	(844)	(1,770)	(1,726)	(1,095)	(193)	(1,055)	904	(492)	(806)	NM
Unearned compensation	(1,389)	(2,511)	(2,129)	(1,937)	(1,691)	(3,298)	(2,509)	(2,267)	(1,850)	(9)%

Total stockholders' equity	81,247	83,638	85,715	80,766	86,718	87,341	93,301	95,259	98,014	13%

Total liabilities and stockholders' equity	$1,051,850	$1,058,057	$1,083,706	$1,031,968	$1,097,590	$1,137,373	$1,187,435	$1,209,323	$1,264,032	15%

(1)
Periods prior to September 30, 2002 include balances for Travelers Property Casualty Corp.

(2)
Includes allowance for credit losses for letters of credit and unfunded lending commitments of $450, $510, $510 and $567 million for the first, second, third and fourth quarters of 2002, respectively, and $567, $567, $526 and $600 million for the first, second, third and fourth quarters of 2003, respectively.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—RETURN ON CAPITAL(A)

		Return on Risk Capital	Return on Invested Capital
	Average Risk Capital
		Full Year 2003	Full Year 2003
	Full Year 2003
Global Consumer:
Cards	$4,375	82%	35%
Consumer Finance	3,183	62%	21%
Retail Banking	12,883	31%	16%
Other	—	NM	NM

Total Global Consumer	20,441	46%	21%

Global Corporate and Investment Bank:
Capital Markets and Banking	14,785	31%	24%
Transaction Services	1,479	50%	34%
Other	—	NM	NM

Total Global Corporate and Investment Bank	16,264	33%	25%

Private Client Services	1,239	64%	48%
Global Investment Management:
Life Insurance and Annuities	3,743	21%	16%
Private Bank	627	88%	85%
Asset Management	737	44%	11%

Total Global Investment Management	5,107	33%	19%

Proprietary Investment Activities	3,945	9%	7%
Corporate/Other(B)	(672)	NM	NM

Total Citigroup(C)	$46,324	39%	20%

(A)
Return on Risk Capital is a non-GAAP measure that is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Return on Risk Capital is primarily used to make incremental investment decisions and serve as a key metric for organic growth initiatives. Return on Invested Capital is used for acquisition investment decisions and as a long term performance measure.

(B)
Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(C)
Total Citigroup Return on Invested Capital equals Citigroup Return on Equity.

NM Not meaningful

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CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT